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Exhibit 99.2

GUITAR CENTER, INC.
Consolidated Financial Information
Fiscal Year 2002

Quarter Ended March 31, 2002
As Reported
Net sales	$251,536
Cost of goods sold, buying and occupancy	187,375

Gross profit	64,161

Gross profit %	25.51%
Selling, general and administrative expenses	55,447
SG&A %	22.04%

Operating income	$8,714

Operating income %	3.46%
Revised for Reclassification
Net sales	$254,823
Cost of goods sold, buying and occupancy	190,662

Gross profit	64,161

Gross profit %	25.18%
Selling, general and administrative expenses	55,447
SG&A %	21.76%

Operating income	$8,714

Operating income %	3.42%
Impact
Net sales	$3,287
Cost of goods sold, buying and occupancy	3,287
Gross profit	—
Selling, general and administrative expenses	—
Operating income	—

GUITAR CENTER, INC.
Direct Response Segment Financial Information
Fiscal Year 2002

Quarter Ended March 31, 2002
As Reported
Net sales	$46,059
Cost of goods sold, buying and occupancy	32,392

Gross profit	13,667

Gross profit %	29.67%
Selling, general and administrative expenses	11,563
SG&A %	25.10%

Operating income	$2,104

Operating income %	4.57%
Revised for Reclassification
Net sales	$49,346
Cost of goods sold, buying and occupancy	35,679

Gross profit	13,667

Gross profit %	27.70%
Selling, general and administrative expenses	11,563
SG&A %	23.43%

Operating income	$2,104

Operating income %	4.26%
Impact
Net sales	$3,287
Cost of goods sold, buying and occupancy	3,287
Gross profit	—
Selling, general and administrative expenses	—
Operating income	—

GUITAR CENTER, INC.
Consolidated Financial Information
Fiscal Year 2001

	Quarter Ended March 31, 2001	Quarter Ended June 30, 2001	Quarter Ended September 30, 2001	Quarter Ended December 31, 2001	Year Ended December 31, 2001
As Reported
Net sales	$213,152	$213,382	$225,264	$286,382	$938,180
Cost of goods sold, buying and occupancy	158,321	157,287	167,664	207,935	691,206

Gross profit	54,831	56,095	57,600	78,447	246,974

Gross profit %	25.72%	26.29%	25.57%	27.39%	26.32%
Selling, general and administrative expenses	43,756	46,170	51,993	58,829	200,748
SG&A %	20.53%	21.64%	23.08%	20.54%	21.40%

Operating income	$11,075	$9,925	$5,607	$19,618	$46,226

Operating income %	5.20%	4.65%	2.49%	6.85%	4.93%
Revised for Reclassification
Net sales	$216,048	$215,570	$227,759	$289,909	$949,286
Cost of goods sold, buying and occupancy	161,216	159,474	170,159	211,462	702,312

Gross profit	54,831	56,095	57,600	78,447	246,974

Gross profit %	25.38%	26.02%	25.29%	27.06%	26.02%
Selling, general and administrative expenses	43,756	46,170	51,993	58,829	200,748
SG&A %	20.25%	21.42%	22.83%	20.29%	21.15%

Operating income	$11,075	$9,925	$5,607	$19,618	$46,226

Operating income %	5.13%	4.60%	2.46%	6.77%	4.87%
Impact
Net sales	$2,896	$2,188	$2,495	$3,527	$11,106
Cost of goods sold, buying and occupancy	2,896	2,188	2,495	3,527	11,106
Gross profit	—	—	—	—	—
Selling, general and administrative expenses	—	—	—	—	—
Operating income	—	—	—	—	—

GUITAR CENTER, INC.
Direct Response Segment Financial Information
Fiscal Year 2001

	Quarter Ended March 31, 2001	Quarter Ended June 30, 2001	Quarter Ended September 30, 2001	Quarter Ended December 31, 2001	Year Ended December 31, 2001
As Reported
Net sales	$38,966	$33,243	$35,695	$49,512	$157,416
Cost of goods sold, buying and occupancy	26,712	23,429	25,537	35,058	110,737

Gross profit	12,254	9,814	10,158	14,454	46,680

Gross profit %	31.45%	29.52%	28.46%	29.19%	29.65%
Selling, general and administrative expenses	8,959	8,346	9,564	11,998	38,867
SG&A %	22.99%	25.11%	26.79%	24.23%	24.69%

Operating income	$3,295	$1,468	$594	$2,456	$7,813

Operating income %	8.46%	4.42%	1.66%	4.96%	4.96%
Revised for Reclassification
Net sales	$41,862	$35,431	$38,190	$53,039	$168,523
Cost of goods sold, buying and occupancy	29,608	25,617	28,033	38,586	121,843

Gross profit	12,254	9,814	10,158	14,454	46,680

Gross profit %	29.27%	27.70%	26.60%	27.25%	27.70%
Selling, general and administrative expenses	8,959	8,346	9,564	11,998	38,867
SG&A %	21.40%	23.56%	25.04%	22.62%	23.06%

Operating income	$3,295	$1,468	$594	$2,456	$7,813

Operating income %	7.87%	4.14%	1.55%	4.63%	4.64%
Impact
Net sales	$2,895.7	$2,187.8	$2,495.4	$3,527.4	$11,106.4
Cost of goods sold, buying and occupancy	2,896	2,188	2,496	3,528	11,107
Gross profit	—	—	—	—	—
Selling, general and administrative expenses	—	—	—	—	—
Operating income	—	—	—	—	—

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  Exhibit 99.2
GUITAR CENTER, INC. Consolidated Financial Information Fiscal Year 2002
GUITAR CENTER, INC. Direct Response Segment Financial Information Fiscal Year 2002
GUITAR CENTER, INC. Consolidated Financial Information Fiscal Year 2001
GUITAR CENTER, INC. Direct Response Segment Financial Information Fiscal Year 2001